UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2008

HSW International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Capital City Plaza, 3350 Peachtree Road, Suite 1600, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 364-5823

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS:

Certain statements in this filing contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operation and business. These statements relate to analyses and other information, which are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. These forward looking statements are identified by their use of terms and phrases such as ‘‘anticipate,’’ ‘‘believe,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘will’’ and similar terms and phrases, including references to assumptions. These forward-looking statements involve risks and uncertainties, including current trend information and estimates, that may cause our actual future activities and results of operations to be materially different from those suggested or described in this financial discussion and analysis by management. These risks include: our ability to finance and successfully operate our Chinese and Brazilian internet businesses; our ability to maintain customer satisfaction and deliver service of quality; our ability to properly assess our competition; our ability to improve our operations to profitability status; our ability to attract and retain highly qualified executive management; our ability to achieve and execute internal business plans; weather conditions in Brazil or China during peak business seasons and on weekends; labor disputes; competition; foreign currency fluctuations; worldwide political instability and economic growth; military conflicts, including terrorist activities; infectious diseases; new Chinese or Brazilian legislation that we had not expected that could negatively impact our business; and the impact of any economic downturns and inflation.

If one or more of these and other risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. Given these uncertainties, users of the information included in this report, including investors and prospective investors, are cautioned not to place undue reliance on such forward-looking statements. We do not intend to update the forward-looking statements included in this filing, even if new information, future events or other circumstances have made them incorrect or misleading.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

 On March 4, 2008, HSW International, Inc., or HSWI, issued a press release announcing that on February 29, 2008, it closed the following previously announced transactions:

(1)            On February 29, 2008, HSW International, Inc., or HSWI, completed the sale of certain subsidiaries owned or controlled by its wholly owned subsidiary

INTAC International, Inc. to China Trend Holdings Ltd., a British Virgin Islands corporation owned by Wei Zhou, CEO and a director and significant stockholder of INTAC prior to its acquisition by HSWI in October 2007 and a director of HSWI from October to December 2007.  Under a Share Purchase Agreement, China Trend Holdings acquired certain subsidiaries owned or controlled by INTAC International, the end result of which is the disposition by HSWI to China Trend Holdings of two lines of business, including services related to wireless telephone training and the development and sale of educational software in China, that had been a part of INTAC prior to the merger and that HSWI has determined are not strategic to its development of its Internet business moving forward.  In connection with the restructuring plan detailed in the Share Purchase Agreement, HSWI was to receive 5.0 million shares of HSWI common stock currently owned by Mr. Zhou.  In addition, as a condition to the closing, the transferred subsidiaries included $4.5 million in cash at closing.  At closing, Mr. Zhou transferred to HSWI 4.5 million shares of HSWI stock that he owns and HSWI funded the businesses with $2,660,000 in cash.  If Mr. Zhou delivers his additional 0.5 million shares of HSWI to the company on or before March 28, 2008, HSWI will release another $1,840,000 in cash to the INTAC businesses. After this closing all of HSWI’s assets are in its core Internet business.  The agreement for the sale of the INTAC subsidiaries was previously reported on a Current Report on Form 8-K filed on February 20, 2008.

(2)            On February 15, 2008, HSWI, and Eastern Advisors Fund LP and Eastern Advisors Offshore Fund Ltd., two qualified institutional buyers, entered into a Stock Purchase Agreement pursuant to which HSWI agreed to sell and the investors agreed to purchase 5.0 million shares of HSWI common stock at a purchase price of $3.68 per share, for an aggregate purchase price of up to $18.4 million before expenses.  On February 29, 2008 HSWI completed a portion of the equity financing under this Stock Purchase Agreement, with the two qualified institutions buying 4.5 million shares of HSWI common stock at a purchase price of $3.68 per share, for an aggregate purchase price of $16.6 million before expenses.  HSWI expects to sell the remaining 0.5 million shares to the investors on the same terms on or before March 31, 2008. The agreement for the HSWI sale and investor purchase of 5.0 million shares of HSWI common stock was previously reported on a Current Report on Form 8-K filed on February 20, 2008.

A copy of a press release announcing the closing of these transactions is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)           Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements give effect to (i) the February 29, 2008 disposition of certain INTAC International subsidiaries to China Trend Holdings Ltd., (ii) the sale of a total of 4,579,348 shares of HSWI common stock for a total of $16,852,000 fully completed on or about February 1, 2008 and reported on a Current Report on Form 8-K on February 5, 2008, and (iii) the February 29, 2008 sale of 4.5 million shares and the remaining 0.5 million shares binding commitment under a Stock Purchase Agreement for the HSWI sale and investor purchase of HSWI common stock.  The unaudited pro forma condensed consolidated statements of operations have been prepared assuming the INTAC disposition was consummated on January 1, 2007.  The unaudited pro forma condensed consolidated balance sheet has been prepared assuming the disposition and stock issuance transactions were consummated on December 31, 2007.

The disposition of the INTAC subsidiaries is expected to result in a loss on disposal of approximately $22.5 million that is recorded in HSWI’s unaudited consolidated financial statements for the year ended December 31, 2007.  The expected loss resulted from the fair value of the net proceeds of 5.0 million shares of HSWI common stock valued at $3.68 per share (less estimated disposal costs) being less than the combined cash to be transferred in the disposition plus the carrying value of the net assets and intangibles sold in the disposition.

The unaudited pro forma financial statements should be read in conjunction with the accompanying notes to the pro forma financial statements and with the historical financial statements and related notes of HSWI included in its Form S-1 filed on February 8, 2008 and Quarterly Report on Form 10-Q for the period ended September 30, 2007, which are incorporated by reference herein.

The pro forma adjustments are based on preliminary estimates of currently available information and assumptions that the management of HSWI believe are reasonable. The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not intended to be indicative of either future results of our operations or results that might have been achieved if the transactions occurred on the dates specified.

The following unaudited pro forma condensed consolidated financial statements include the unaudited historical HSW International and unaudited INTAC International Holdings Ltd. (i) condensed consolidated balance sheets as of December 31, 2007, and (ii) condensed consolidated statements of operations for the year ended and period ended December 31, 2007, respectively. The pro forma adjustments reflect the disposition of INTAC International Holdings Ltd. and the equity financing transactions, resulting in the following HSWI pro forma statement of operations and pro forma balance sheet (including the effect of the equity financing transactions):

HSW INTERNATIONAL AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2007

	HSWI Consolidated Historical	INTAC International Holdings Ltd. Historical	INTAC International Holdings Ltd. Disposition		European Investors Equity Financing		HSWI Pro forma After Intac Disposition and European Equity Financing	Eastern Advisors Stock Purchase Agreement
										Pro forma

ASSETS
Current Assets
Cash	$3,639,831	$(163,158)	$(4,336,842	)(2)	$16,852,000	(4)	$15,991,830	$18,400,000	(5)	$34,391,830
Accounts and Other Receivables	3,021,520	(2,998,308)					23,212	—		23,212
Other Current Assets
Inventory	63,324	(63,324)					—	—		—
Prepaid taxes	58,717	—					58,717	—		58,717
Prepaid expenses and other	2,131,560	(1,247,689)					883,871	—		883,871
Total Other Current Assets	1,328,495	(1,311,013)	—		—		17,482	—		17,482
Total Current Assets	8,914,952	(4,472,479)	(4,336,842)		16,852,000		16,957,630	18,400,000		35,357,630
Depreciable Assets, net	584,435	(291,253)	—		—		293,182	—		293,182
Other Assets
Goodwill and Intangibles, net	25,133,933	(15,133,933)	—		—		10,000,000	—		10,000,000
Other	111,840	(90,364)	—		—		21,476	—		21,476
Total Other Assets	25,245,773	(15,224,297)	—		—		10,021,476	—		10,021,476
TOTAL ASSETS	$34,745,159	$(19,988,029)	$(4,336,842)		$16,852,000		$27,272,288	$18,400,000		$45,672,288
LIABILITIES & EQUITY							—	—		—
Liabilities
Current Liabilities
Accounts Payable	$586,114	$(48,696)	$—		$—		$537,418	$—		$537,418
Accrued Expenses	4,517,999	(4,225,391)	—		—		292,608	—		292,608
Unearned Revenue	218,851	—	—		—		218,851	—		218,851
Payble to Affiliate	114,070	(41,143)	—		—		—	—		72,927
Taxes Payable	367,583	(317,795)	—		—		49,788	—		49,788
Total Current Liabilities	5,804,617	(4,633,025)	—		—		1,171,592	—		1,171,592
Deferred Tax Liabilities	4,030,106	(1,530,106)	—		—		2,500,000	—		2,500,000
Total Liabilities	9,834,723	(6,163,131)	—		—		3,671,592	—		3,671,592
							0
Stockholder’s Equity							0
Series A Convertible Preferred Stock	—	—	—		—		—	—		—
Common Stock	49,306				1,579		50,885			50,885
Additional Paid in Capital	85,980,746	(13,824,898)	14,063,158		7,863,579	(4)	94,082,585			94,082,585
Treasury Stock	(8,986,842)		(18,400,000	)(3)	8,986,842	(4)	(18,400,000)	18,400,000	(5)	—
Accumulated Other Comprehensive Income	112,290	—	—		—		112,290	—		112,290
Accumulated Deficit	(52,245,064)						(52,245,064)	—		(52,245,064)
Stockholder's Equity	24,910,436	(13,824,898)	(4,336,842)		16,852,000		23,600,696	18,400,000		42,000,696
TOTAL LIABILITIES & STOCKHOLDER'S EQUITY	$34,745,159	$(19,988,029)	$(4,336,842)		$16,852,000		$27,272,288	$18,400,000		$45,672,288

HSW INTERNATIONAL AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	HSWI Consolidated	INTAC International Holdings Ltd.		HSWI
	Historical	Historical		Pro Forma
	(unaudited)	(unaudited)

Career development services and internet revenues	$346,162	$(198,627)		$147,535
Cost of revenue	1,352,470	(110,218)		1,242,252

Career development services and internet revenues gross loss	(1,006,308)	(88,409)		(1,094,717)

Operating expenses:
Product development	516,350	(516,350)		—
Selling, general & administrative	14,299,544	(531,072)		13,768,472
Provision for doubtful accounts	1,210,631	(1,210,631)		—
Loss on disposition	22,518,382	(22,518,382	)(1)	—

Total operating expenses	38,544,907	(24,776,435)		13,768,472

Loss from operations	(39,551,215)	(24,688,026)		(14,863,189)

Other income (expense), net	11,909	(67)		11,842

Loss before income taxes	(39,539,306)	(24,687,959)		(14,851,347)

Income taxes	—	—		—

Net Loss	$(39,539,306)	$(24,687,959)		$(14,851,347)

Net loss per share—basic and diluted	$(1.37)			$(0.52)

Weighted average shares outstanding — basic and diluted	28,766,068			28,766,068

NOTES TO THE PRO FORMA FINANCIAL INFORMATION

(1)

The disposition of the INTAC subsidiaries is expected to result in a loss on disposal of approximately $22.5 million that is recorded in HSWI’s unaudited consolidated financial statements for the year ended December 31, 2007. The expected loss resulted from the fair value of the net proceeds of 5.0 million shares of HSWI common stock valued at $3.68 per share (less disposal costs) being less than the combined $4.5 million in cash to be transferred in the disposition plus the $36.3 million carrying value of the net assets and intangibles sold in the disposition. The loss on disposal is recorded as a reduction in the carrying value of goodwill.

The estimated loss on disposition is preliminary and may be subject to further adjustment. The Company is continuing to analyze with its external valuation consultants tax liabilities and deferred tax assets and liabilities resulting from the initial INTAC subsidiaries acquisition purchase price allocation, which is also preliminary, and as a result, any such changes may affect the final loss on disposition recorded as a reduction in the carrying value of goodwill.

(2)

As a condition to the closing, the transferred INTAC subsidiaries were to have $4.5 million in cash at closing. The pro forma cash amount of $4.34 million is the additional cash contributed at disposition to the subsidiaries by HSWI to meet this $4.5 million requirement pending complete transfer of the 5.0 million HSWI common shares. However, at closing, Mr. Zhou transferred to HSWI 4.5 million shares of HSWI stock that he owns and HSWI funded the businesses with $2.66 million in cash. If Mr. Zhou delivers his additional 0.5 million shares of HSWI to the Company on or before March 28, 2008, HSWI will release another $1.84 million in cash to the transferred businesses

(completing the $4.5 million cash balance at closing requirement).

(3)

The disposition proceeds of 5.0 million shares of HSWI common stock (4.5 million at closing with an additional 0.5 million shares expected to be delivered to HSWI on or before March 28, 2008) were recorded to treasury stock at cost of $18.4 million based on the Stock Purchase Agreement entered into on February 15, 2008 pursuant to which HSWI agreed to sell and two qualified institutional buyers agreed to purchase 5.0 million shares of HSWI common stock at a purchase price of $3.68 per share.

(4)

On January 31, 2008, the Company issued 1,579,348 shares of its common stock to certain European investors in exchange for $5,812,000 in cash before expenses, and on February 1, 2008, the Company sold from its treasury stock 3,000,000 shares of its common stock to a certain European investor in exchange for $11,040,000 in cash before expenses (for a total of $16,852,000).

(5)

On February 15, 2008, HSWI and Eastern Advisors Fund LP and Eastern Advisors Offshore Fund Ltd., two qualified institutional buyers, entered into a Stock Purchase Agreement pursuant to which HSWI agreed to sell and the investors agreed to purchase 5.0 million shares of HSWI common stock at a purchase price of $3.68 per share, for an aggregate purchase price of up to $18.4 million before expenses.  On February 29, 2008 HSWI completed a portion of this financing, with two qualified institutions buying 4.5 million shares of HSWI common stock at a purchase price of $3.68 per share, for an aggregate purchase price of $16.6 million before expenses.  HSWI expects to close on the sale of the remaining 0.5 million shares to the investors on the same terms on or before March 31, 2008.

(d)                                 Exhibits

99.1                                                   Press Release dated March 4, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSW International, Inc.

Date: March 4, 2008	/s/ Henry N. Adorno
Henry N. Adorno
Vice Chairman